                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): July 16, 1998

                   NEWCOURT RECEIVABLES CORPORATION II
         (Exact name of registrant as specified in its charter)



          Delaware                      333-36059             35-2010710


(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)


       2700 Bank One Tower
       111 Monument Circle
       Indianapolis, Indiana                                    46204
      (Address of principal executive offices)               (Zip Code)

                                (317) 229-3406
              (Registrant's telephone number, including area code)


                                 Not Applicable
              (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     The registrant is filing final forms of the exhibit listed in Item 7(c).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (a)  Financial Statements: None

 (b)  Pro Forma Financial Information: None

 (c)  Exhibits:


  EXHIBIT NO.                            DOCUMENT
--------------                           --------
    20                           Monthly Servicer Certificate


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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEWCOURT RECEIVABLES CORPORATION II



                                         By:   /s/ Daniel A. Jauernig
                                            --------------------------------
                                                   Daniel A. Jauernig
                                                   Vice President and
                                                 Chief Financial Officer

July 16, 1998

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

  EXHIBIT NO.                            DOCUMENT
--------------                           --------
    20                           Monthly Servicer Certificate
